ABERDEEN FUNDS

Aberdeen Tax-Free Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus and Statement of Additional Information, each dated February 27, 2012, as supplemented to date.

Conversion of Class D Shares into Institutional Class Shares

On December 5, 2012, the Board of Trustees of Aberdeen Funds, on behalf of the Aberdeen Tax-Free Income Fund (the "Fund"), approved a proposal to convert all Class D shares of the Fund into Institutional Class shares of the Fund (the "Conversion").

The Conversion is expected to take place on or about February 25, 2013. Institutional Class shares are not subject to a front-end sales charge or a contingent deferred sales charge. The fees and expenses of the Institutional Class are expected to be identical to the fees and expenses of the Class D shares. In addition, the Institutional Class's expenses are expected to be contractually capped at the same level as those of Class D. Effective February 25, 2013, the fees and expenses of the Fund's Institutional Class are expected to be as follows:

Shareholders Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 7 days after the date of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.68%

The Fund may cease to offer Class D shares prior to the Conversion, and will begin to offer Class R, Institutional Class and Institutional Service Class shares of the Fund upon the Conversion. You will be provided with a summary prospectus for the Fund, which contains information about the Institutional Class, following the Conversion.

The Conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes. Shareholders should talk to their tax advisors about any potential tax consequences of the Conversion.

Please retain this Supplement for future reference.

This Supplement is dated December 31, 2012.